UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street		33178
Miami,	Florida	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Ryder System, Inc. (the "Company"), held on May 5, 2023, our shareholders voted as indicated below on the following proposals. All proposals other than Proposal 6 passed and each director nominee was re-elected.

Proposal 1 - Election of eleven directors for a one-year term of office expiring at the 2024 Annual Meeting.

Nominees	For	Against	Abstain
Robert J. Eck	32,335,627	6,618,140	62,458
Robert A. Hagemann	38,861,791	88,939	65,495
Michael F. Hilton	37,291,632	1,657,853	66,740
Tamara L. Lundgren	37,883,488	1,066,957	65,780
Luis P. Nieto, Jr.	36,846,430	2,101,844	67,951
David G. Nord	38,675,930	273,788	66,507
Robert E. Sanchez	37,062,830	1,902,221	51,174
Abbie J. Smith	37,561,412	1,399,137	55,676
E. Follin Smith	36,587,402	2,360,301	68,522
Dmitri L. Stockton	37,941,776	1,007,586	66,863
Charles M. Swoboda	38,638,987	309,515	67,723
Proposal 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for the 2023 fiscal year.

For	Against	Abstain
41,893,666	896,027	56,886
Proposal 3 - Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain
37,084,379	1,839,206	92,640
Proposal 4 - Approval, on an advisory basis, of the frequency of the shareholder vote on the compensation of the Company's named executive officers.

1 Year	2 Years	3 Years	Abstain
37,171,656	26,911	1,765,144	52,514
Proposal 5 - Approval of the amendment to the Amended and Restated 2019 Equity and Incentive Compensation Plan.

For	Against	Abstain
35,232,691	3,682,877	100,657

Proposal 6 - Vote, on an advisory basis, on a shareholder proposal regarding independent board chair.

For	Against	Abstain
14,670,649	24,197,826	147,750

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2023	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D.Fatovic
	Name:	Robert D. Fatovic
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary